Exhibit 10.1(b)

Nielsen N.V.

85 Broad Street
New York, NY 10004

October 30, 2014

THL (Alternative) Fund V, L.P.

THL Coinvestment Partners, L.P.

THL Equity Fund VI Investors (VNU), L.P.

THL Equity Fund VI Investors (VNU) II, L.P.

THL Equity Fund VI Investors (VNU) III, L.P.

THL Equity Fund VI Investors (VNU) IV, LLC

Putnam Investment Holdings, LLC

Putnam Investments Employees’ Securities Company I LLC

Putnam Investments Employees’ Securities Company II LLC

Putnam Investments Employees’ Securities Company III LLC

Thomas H. Lee Investors Limited Partnership

Thomas H. Lee (Alternative) Parallel Fund V, L.P.

Thomas H. Lee (Alternative) Cayman Fund V, L.P.

Thomas H. Lee (Alternative) Fund VI, L.P.

Thomas H. Lee (Alternative) Parallel Fund VI, L.P.

Thomas H. Lee (Alternative) Parallel (DT) Fund VI, L.P.

100 Federal Street

Boston, MA 02110

Ladies and Gentlemen:

Reference is made to the letter agreement dated August 14, 2013 (the “Agreement”) by and among entities affiliated with Thomas H. Lee Partners L.P. (collectively “Thomas H. Lee Partners”) and Nielsen N.V. (formerly Nielsen Holdings N.V.) (the “Company”; Thomas H. Lee Partners and the Company, together, the “Parties”).  Terms defined in the Agreement shall be used herein with such meanings as defined therein.

The Company and Thomas H. Lee Partners hereby agree to amend the Agreement by eliminating in its entirely the provisions of Section 1 thereof (relating to the right of Thomas H. Lee Partners to nominate one director to the Company’s board and related Company obligations).  The remaining provisions of the Agreement shall not be affected and shall remain in full force and effect.

The provisions of Sections 5 through 12 of the Agreement shall apply to this amendment as if fully set forth herein.

If the above correctly reflects our understanding with respect to the foregoing matters, please so confirm by signing the enclosed copy of this letter.

Sincerely,

NIELSEN N.V.

By:	/s/ Harris Black
Name:Harris Black
Title: Company Secretary

Acknowledged and Agreed to by:

THOMAS H. LEE (ALTERNATIVE) FUND V, L.P.
By:	THL Advisors (Alternative) V, L.P., its General Partner
By:	Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL COINVESTMENT PARTNERS, L.P.
By:	Thomas H. Lee Partners, L.P., its General Partner
By:	Thomas H. Lee Advisors, its General Partner
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL EQUITY FUND VI INVESTORS (VNU), L.P.
By:	THL Advisors (Alternative) VI, L.P., its General Partner
By:	Thomas H. Lee Advisors (Alternative) VI, Ltd., its General Partner

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL EQUITY FUND VI INVESTORS (VNU) II, L.P.
By:	THL Advisors (Alternative) VI, L.P., its General Partner
By:	Thomas H. Lee Advisors (Alternative) VI, Ltd., its General Partner

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL EQUITY FUND VI INVESTORS (VNU) III, L.P.
By:	THL Advisors (Alternative) VI, L.P., its General Partner
By:	Thomas H. Lee Advisors (Alternative) VI, Ltd., its General Partner

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL EQUITY FUND VI INVESTORS (VNU) IV, LLC
By:	THL Advisors (Alternative) VI, L.P., its General Partner
By:	Thomas H. Lee Advisors (Alternative) VI, Ltd., its General Partner

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE INVESTORS, L.P.
By:	THL Investment Management Corp., its General Partner

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Thomas H. Lee (Alternative) Parallel Fund V, L.P.
By:	THL Advisors (Alternative) V, L.P., its General Partner
By:	Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND VI, L.P.
By:	THL Advisors (Alternative) VI, L.P., its General Partner
By:	Thomas H. Lee Advisors (Alternative) VI, Ltd., its General Partners

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE (ALTERNATIVE) PARALLEL (DT) FUND VI, L.P.
By:	THL Advisors (Alternative) VI, L.P., its General Partner
By:	Thomas H. Lee Advisors (Alternative) VI, Ltd., its General Partner

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Thomas H. Lee (Alternative) CAYMAN Fund V, L.P.
By:	THL Advisors (Alternative V), L.P., its General Partner
By:	Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE (ALTERNATIVE) FUND VI, L.P.
By:	THL Advisors (Alternative) VI, L.P., its General Partner
By:	Thomas H. Lee Advisors (Alternative) VI, Ltd., its General Partner

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

PUTNAM INVESTMENT EMPLOYEES' SECURITIES COMPANY I, LLC
By:	Putnam Investment Holdings, LLC, its Managing Member
By:	Putnam Investments, LLC, its Managing Member
By:	Thomas H. Lee Advisors, Attorney-in-Fact
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

PUTNAM INVESTMENT EMPLOYEES' SECURITIES COMPANY II, LLC
By:	Putnam Investment Holdings, LLC, its Managing Member
By:	Putnam Investments, LLC, its Managing Member
By:	Thomas H. Lee Advisors, Attorney-in-Fact
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

PUTNAM INVESTMENT EMPLOYEES' SECURITIES COMPANY III, LLC
By:	Putnam Investment Holdings, LLC, its Managing Member
By:	Putnam Investments, LLC, its Managing Member
By:	Thomas H. Lee Advisors, Attorney-in-Fact
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

PUTNAM INVESTMENT HOLDINGS, LLC
By:	Putnam Investments, LLC, its Managing Member
By:	Thomas H. Lee Advisors, Attorney-in-Fact
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director